Interest and Other (Expense) Income, Net - Interest and Other (Expense) Income, Net (Detail) - USD ($) $ in Thousands	12 Months Ended
	Sep. 30, 2018	Sep. 30, 2017	Sep. 30, 2016
Other Income and Expenses [Abstract]
Interest income	$ 6,602	$ 7,972	$ 6,815
Interest expense	(2,764)	(1,600)	(1,667)
Foreign exchange loss	(6,173)	(8,246)	(1,998)
Other, net	(4,431)	(2,547)	(1,593)
Total	$ (6,766)	$ (4,421)	$ 1,557